                                                                   Exhibit 10.26

NEITHER THE WARRANTS REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN AND WILL BE SOLD IN RELIANCE UPON EXEMPTIONS THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IS RESTRICTED IN ACCORDANCE WITH THAT ACT AND THOSE LAWS, MAY ONLY BE MADE PURSUANT TO A REGISTRATION UNDER THAT ACT AND THOSE LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND, IN THE EVENT OF SUCH AN UNREGISTERED SALE OR OTHER DISPOSITION, IS PROHIBITED UNLESS MEMRY CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THAT ACT OR THOSE LAWS.

Warrant Cert. No. 94-4A                                   Warrants to Purchase
                                                            1,282,450 Shares
                                                            of Common Stock

                              TRANSFERABLE WARRANTS
                           TO PURCHASE COMMON STOCK OF
                                MEMRY CORPORATION

      This Warrant Certificate is an amendment and restatement of that certain Warrant Certificate No. 94-4 issued by Memry Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company") to Connecticut Innovations, Incorporated ("CII"), with an address of 40 Cold Spring Road, Rocky Hill, Connecticut 06067, which Warrant Certificate No. 94-4 has been cancelled by the Company as of the date hereof. This Warrant Certificate certifies that CII, or registered assignees, is entitled to purchase from the Company, in whole or part, at a purchase price equal to the "Exercise Price" (as hereinafter defined), at any time from and after the date hereof to and including the "Final Exercise Date" (as hereinafter defined), 1,282,450 shares of the Company's Common Stock, $.01 par value (the "Warrant Shares"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The Exercise Price shall initially be Eighty Five and Three-Tenths Cents ($0.853) per share, subject to adjustment as hereinafter provided. The Final Exercise Date shall initially be as of August 25, 2002, subject to adjustment as provided in paragraph 5 hereof.

      These Warrants are issued pursuant to a Convertible Subordinated Debenture Purchase Agreement dated as of December 22, 1994, as amended, between the Company and the initial holder hereof (as so amended, the "Debenture Purchase Agreement"). Certain capitalized terms used in this Warrant Certificate are defined in paragraph 5 hereof. By accepting this Warrant Certificate, the holder agrees to be bound by the terms of the Debenture Purchase Agreement.

            THESE WARRANTS ARE SUBJECT TO THE FOLLOWING TERMS AND
            CONDITIONS:

      1. (a) Exercise of Warrants. The rights represented by this Warrant Certificate may be exercised by the registered holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by (i) the delivery of this Warrant Certificate, together with a properly completed Notice of Election, to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof) and (ii) payment to the Company, in immediately available funds, of the Exercise Price for the Warrant Shares being purchased. Certificates for the Warrant Shares so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the holder hereof within a reasonable time, not exceeding twenty
(20) business days, after the rights represented by this Warrant Certificate shall have been so exercised and paid for, and, unless these Warrants have expired, a new Warrant Certificate representing the number of Warrants, if any, with respect to which this Warrant Certificate shall not then have been exercised, in all other respects identical with this Warrant Certificate, shall also be issued and delivered to the holder hereof within such time, or appropriate notation may be made on this Warrant Certificate and the same returned to such holder.

      (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising Warrants for cash, the registered Holder hereof may elect to receive shares of Common Stock equal to the value (as determined below) of the Warrants being exercised by surrender of this Warrant Certificate at the principal office of the Company together with the properly completed Notice of Election in which event the Company shall issue to such holder a number of shares of Common Stock computed using the following formula:

                               X = Y(A-B)
                                   ------
                                      A

Where       X =   the number of shares of Common Stock to be issued
                  to such holder;

            Y = the number of shares of Common Stock purchasable under the Warrant Certificate or, if only a portion of the Warrant Certificate is being exercised, the portion of the Warrant Certificate being cancelled (at the date of such calculation);

            A = the fair market value of one share of the Company's Common Stock (at the date of such calculation); and

            B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five trading days prior to the date of determination of fair market value; provided, however, that if no public market for the Common Stock exists at the time of such exercise, the fair market value per share shall be determined by the Company's Board of Directors in good faith.

            (c) Transfer Restriction Legend. Each certificate for Warrant Shares issued upon exercise of these Warrants (unless as otherwise provided for pursuant to paragraph 2(b) hereof) shall bear the legend appearing on the first page of this Warrant Certificate and any additional legend which the Company, in its sole discretion, may deem appropriate at such time.

      2. (a) Warrants and Warrant Shares Not Registered. Each holder of these Warrants, by acceptance hereof, represents and covenants that: (1) these Warrants and the Warrant Shares which may be purchased upon exercise of these Warrants are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), on the grounds that the issuance of this Warrant Certificate and the offering and sale of such Warrant Shares to the holder are and will be exempt from registration under Section 4(2) of the Securities Act as not involving any public offering; and (2) it (i) is acquiring these Warrants for investment for its own account, with no present intention of reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control, (ii) is an "accredited investor" as defined in Regulation D under the Securities Act, (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments made or to be made in connection with the acquisition and exercise of these Warrants, and (iv) has, so far as such holder is aware, been provided all such information and access to information concerning its investment hereunder as such holder has requested from the Company. Except as provided for in paragraph 2(b) hereof, the Company may condition any Warrant exercise and issuance of Warrant Shares upon its receipt of the representations and covenants given above and under the Debenture Purchase Agreement by the original Warrant holder with respect to such Warrant Shares.

            (b) Notice of Proposed Transfer; Opinion of Counsel. Each holder of this Warrant Certificate, by acceptance hereof, agrees that prior to the disposition of these Warrants or any Warrant Shares in a transaction for which a registration statement under the Securities Act is not currently effective, such holder will give written notice to the Company of such intention, together with an opinion of counsel acceptable to the Company and its counsel (1) that registration under the Securities Act is not necessary with respect to such disposition and that such disposition will comply with the Securities Act, and
(2) that such disposition will also be in compliance with applicable securities laws of states and other jurisdictions.

      3. Special Agreements of the Company. The Company covenants and agrees that:

            (a) Character of Warrant Shares. All Warrant Shares which may be issued upon the exercise of the Warrants represented hereby, upon issuance, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, that it will take from to time all such action as may be requisite to ensure that the par value per share (if any) of the Common Stock is at all times equal to or less than the then effective Exercise Price, and that it will refrain from taking any action which could pursuant to the terms of the Warrants result in the Exercise Price per share being less than the par value per share of the Common Stock;

            (b) No Violations. The Company will take all such action as may be necessary to ensure that Warrant Shares may be so issued without violation of any applicable United States state or federal law or regulation, or of any requirements of any securities exchange or inter-dealer quotation system upon which the Common Stock of the Company may be listed or quoted;

            (c) Actions in Avoidance; Non-Dilution. The Company will not, by amendment of its Certificate or Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant Certificate and in taking all of such action as may be necessary or appropriate in order to protect the rights of the holders of these Warrants against dilution or other impairment; and

            (d) Financial Information. The Company will, if requested, provide each Warrant holder copies of all annual, quarterly and current reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and in addition, promptly after requested, such other information concerning the Company as any Warrant holder may reasonably require
(i) in order to comply with any law or governmental regulation, order of any court, or order, inquiry or investigation of any governmental agency or instrumentality, or (ii) in order to exercise any right or privilege of such Warrant holder or to enforce any obligation of the Company under the Warrants or any agreement or instrument executed and delivered in connection therewith.

      4. Anti-Dilution Provisions.

            (a) Adjustments to Exercise Price, Number of Warrants. The number of Warrants represented hereby and the Exercise Price for each such Warrant shall be subject to adjustment from time to time as hereinafter provided. Upon the occurrence of each event causing an adjustment of the "Trigger Price," as such term is defined below, the Exercise Price shall automatically be adjusted to an amount equal to 143.3% of such adjusted Trigger Price, if such amount is less than the current Exercise Price. Upon each such adjustment of the Exercise Price, the number of Warrants represented hereby shall automatically be adjusted to the number obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrants represented hereby immediately prior to such adjustment, and then dividing the product thereof by the new Exercise Price.

            (b)   Adjustments to Trigger Price.

                  (i)   Special Definitions.  For purposes of this
      Section 4(b), the following definitions shall apply:

                        (A) "Options" shall mean rights, options or warrants to
            subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                        (B) "Original Issue Date" shall mean December 22, 1994.

                        (C) "Convertible Securities" shall mean any evidence of
            indebtedness, shares of capital stock or other securities convertible into or exchangeable for Common Stock.

                        (D) "Additional Common Shares" shall mean all Common
            Stock issued (or, pursuant to Section 4(b)(v), deemed to be issued) by the Company after the Original Issue Date, other than Common Stock issued or issuable at any time:

                              (1) upon conversion of the Company's Series A
                  Preferred Stock and Series B Preferred Stock;

                              (2) upon exercise of any of the Company's
                  currently outstanding Convertible Securities (including without limitation any convertible debentures and/or warrants issued pursuant to the Debenture Purchase Agreement and the warrants originally issued on March 1, 1992 and amended thereby);

                              (3) to officers, directors and employees of, and
                  consultants to, the Company pursuant to the Company's 1994 Employee Stock Option Plan;

                              (4) as a dividend or distribution upon the Common
                  Stock (which event is addressed in Section 4(b)(vii)); or

                              (5) the issuance of an aggregate of up to
                  1,250,000 warrants with an exercise price of $0.01 per share to Raychem Corporation and to employees of Raychem Corporation who agree to become employees of the Company upon the closing of the transactions contemplated by the Asset Purchase Agreement (as such term is defined in the Debenture Purchase Agreement).

                  (ii) Trigger Price. The Trigger Price shall be equal to $0.65 effective as of June 14, 1995, subject to adjustment as hereinafter provided.

                  (iii) Adjustment Upon Issuances of Additional Common Shares. In the event the Company, at any time after the Original Issue Date, shall issue Additional Common Shares (including Additional Common Shares deemed to be issued pursuant to Section 4(b)(v)) without consideration or for a consideration per share less than the Trigger Price in effect on the date of and immediately prior to such issue, then and in such event, the Trigger Price shall be reduced, concurrently with such issue, to the price for which such Additional Common Shares were deemed to be issued, as calculated pursuant to Section 4(b)(vi) below.

                  (iv) Penalty Adjustments. Each time that a "Penalty Adjustment Event" (as defined below) occurs, the Trigger Price shall be reduced to the lower of (x) 90% of the Trigger Price immediately theretofore in effect, and (y) the average of the closing bid prices (or, at such time, if any, as trades of the Common Stock, rather than bid and asked quotations, are available, the closing trade prices) of the Common Stock for the ten trading days immediately preceding the date of the Penalty Adjustment Event. For purposes of this Section 4(b)(iv), a "Penalty Adjustment Event" shall mean any of the following: (i) the failure by the Company to comply with the provisions of Section 4.2(a)(i) of the Debenture Purchase Agreement by October 31, 1996; (ii) the failure by the Company to comply with the provisions of Section 4.2(a)(ii) of the Debenture Purchase Agreement by January 31, 1997; (iii) the expiration of each non-overlapping ninety day period from and after January 31, 1997, that a Registration Statement (as defined in the Debenture Purchase Agreement) has not been effected; (iv) the holder is unable to sell any or all of such Common Stock under the Registration Statement for more than ninety days during any rolling 12 month period subsequent to the effectiveness of a Registration Statement, due to either stop orders issued by the Securities and Exchange Commission and/or suspensions in trading on advice of the Company's counsel or requested by the Company in order to amend or supplement, as the case may be, the Registration Statement and/or the prospectus contained therein (other than suspensions by the Company, the written notice of which is accompanied by a certificate signed by the President and at least 80% of the members of the Board of Directors of the Company and prepared in good faith stating that, in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for the holder to effect sales of shares of Common Stock included in the Registration Statement at such time and the reason therefor (it being understood by the holder that such reason may be material, non-public information)) (it being agreed and understood that, upon the occurrence of a Penalty Adjustment

      Event by virtue of this clause (iv), no future one year period for purpose of this clause (iv) can start prior to the date of such Penalty Adjustment Event).

                  (v)   Deemed Issue of Additional Common Shares.

                        (A) Option and Convertible Securities. In the event the
             Company, at any time or from time to time after the Original Issue Date, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Shares issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Common Shares are deemed to be issued:

                              (1) no further adjustment in the Trigger Price
                  shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                              (2) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Trigger Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                              (3) upon the expiration of any such Options or any
                  rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Trigger Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (I) in the case of Convertible Securities or
                        Options for Common Stock, the only Additional Common Shares issued were Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                                    (II) in the case of Options for Convertible
                        Securities, the only Convertible Securities issued were Convertible Securities, if any, actually issued upon the exercise of such Options, and the consideration received by the Company for the Additional Common Shares deemed to have been issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                              (4) no readjustment pursuant to clause (2) or (3)
                  above shall have the effect of increasing the Trigger Price to an amount which exceeds the lower of (x) the Trigger Price on the original adjustment date, and (y) the Trigger Price that would have resulted from any issuance of Additional Common Shares between the original adjustment date and such readjustment for which no adjustment was made; and

                              (5) in the case of any Options which expire by
                  their terms not more than 60 days after the date of issue thereof, no adjustment of the

                  Trigger Price shall be made until the expiration or exercise of all such Options.

                        (B) Intentionally omitted.

                  (vi) Determination of Consideration. For purposes of this
      Section 4(b), the consideration received by the Company for the issue of any Additional Common Shares shall be computed as follows:

                        (A) Cash and Property. Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
                  the aggregate amount of cash received by the Company including amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
                  cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Company's Board of Directors (the "Board of Directors"); and

                              (3) in the event Additional Common Shares are
                  issued together with other shares or securities or other assets of the Company for consideration so received, computed as provided in clause (1) and (2) above, as determined in good faith by the Board of Directors.

                        (B) Options and Convertible Securities. The
            consideration per share received by the Company for Additional Common Shares deemed to have been issued pursuant to Section 4(b)(v), relating to Options and Convertible Securities, shall be determined by dividing:

                              (x) the total amount, if any, received or
                  receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                              (y) the maximum number of shares of Common Stock
                  (as set forth in the instruments relating thereto, without regard to any provision contained therein or a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vii) Adjustments for Subdivisions, Stock Dividends, Stock Splits or Consolidation of Common Stock. In the event the outstanding Common Stock shall be subdivided (by stock dividend, stock split or otherwise), into a greater number of shares of Common Stock, the Trigger Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification or reverse stock split or otherwise, into a lesser number of shares of Common Stock, the Trigger Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (viii) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4(b)(viii) this Warrant Certificate shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of the Warrants after the consummation of such reorganization, consolidation or merger or the effective date of the dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant Certificate.

            (c) Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or a tender or exchange offer for shares of Common Stock, or any liquidation of all or substantially all of the Company's assets shall be effected in such a way that holders of Common Stock shall be entitled to, or will upon the declaration of a liquidating dividend, receive stock, securities or assets with respect to or in exchange for Common Stock, then the following provisions shall apply:

                  (i) As a condition of such reorganization, reclassification, consolidation, merger, sale, tender offer, exchange offer or liquidation (except as otherwise provided below in this paragraph 4(c)), lawful and adequate provisions shall be made whereby each holder of Warrants shall thereafter have the right to receive upon the terms and conditions specified in this Warrant Certificate and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of each Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, sale, tender offer, exchange offer or liquidation not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and the number of Warrants represented hereby) shall therefore be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of these Warrants.

                  (ii) In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of Common Stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock or the Company, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company, and the number of Warrants represented hereby shall be proportionately adjusted for such adjustment in the Exercise Price.

            (d) Notice of Adjustment. Whenever the Exercise Price and/or the number of Warrants represented hereby shall be adjusted as herein provided, or the rights of Warrant holders shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrants represented hereby in accordance with the provisions hereof and shall prepare a certificate signed by its President, Vice President, Treasurer or Secretary setting forth the adjusted Exercise Price and number of Warrants represented hereby or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall promptly cause to be mailed to the holder of these Warrants copies of such officer's certificate together with a notice stating that the Exercise Price and/or the number of Warrants represented hereby, as the case may be, have been adjusted and setting forth the adjusted Exercise Price and number of Warrants represented hereby.

            (e) Notifications to Holders. In case at any time the Company proposes:

                  (i) to declare any dividend upon any class of stock other than preferred stock;

                  (ii) to make any special dividend or other distribution to the holders of any class of stock, other than dividends of Common Stock paid to holders of Common Stock;

                  (iii) to offer for subscription pro rata to the holders of its securities any additional securities or other rights;

                  (iv) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale or other disposition of all or substantially all of its assets; or

                  (v) to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the holder of these Warrants (A) at least twenty (20) days' (but not more than ninety (90) days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (B) in the case of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least twenty (20) days' (but not more than ninety
(90) days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of any securities shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of any securities shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

            (f) Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of these Warrants in accordance with the essential intent and principles of such provisions, or which might materially and adversely affect the exercise or purchase rights of the Warrant holders under any provision of these Warrants, then the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustment necessary with respect to the Exercise Price and the number of Warrants represented hereby so as to preserve without dilution the rights of the holders of Warrants.

      5. Definitions. The terms defined in this paragraph, whenever used in this Warrant Certificate, shall, unless the context otherwise requires, have the respective meanings hereinafter specified:

            (a) "Common Stock" shall mean and include the Company's Common Stock, $.01 par value, and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in paragraph 4(c) hereof, the stock, securities or assets provided for in such paragraph.

            (b) "Company" shall mean Memry Corporation and also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

            (c) "Final Exercise Date" shall mean August 25, 2002; provided, however, that the Final Exercise Date shall be extended two days for each day
(i) after October 31, 1996 that the Company fails to file the Registration Statement, (ii) after January 31, 1997 that the Registration Statement has not been declared effective by the Securities and Exchange Commission and/or (iii) that the holder may not offer and sell the Warrant Shares under the Registration Statement due to either stop orders issued by the Securities and Exchange Commission and/or suspensions in trading on advice of the Company's counsel or requested by the Company in order to amend or supplement, as the case may be, the Registration Statement and/or the prospectus contained therein (other than suspensions by the Company, the written notice of which is accompanied by a certificate signed by the President and at least 80% of the members of the Board of Directors of the Company and prepared in good faith stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for the holder to effect sales of shares of Common Stock included in the Registration Statement at such time and the reason therefor (it being understood by the holder that such reason may be material, non-public information)).

            (d) "Warrant Certificate" shall mean this instrument evidencing the Warrants issued to the Warrant holder on this date.

            (e) "Warrants" shall mean the Warrants represented by this Warrant Certificate and all Warrants issued in exchange, transfer or replacement or hereof or thereof.

            (f) "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holders of Warrants upon the exercise thereof pursuant to paragraph 1.

            (g) "Warrant holder(s)" and "holder(s)" shall mean the registered holder(s) of the Warrants.

      6. Exchange, Replacement and Assignability. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company described in paragraph 1, for new Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate or any such new Warrant Certificates and, in the case of any such loss, theft or destruction, of a bond of indemnity or other security satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of such mutilated Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor and date, in lieu of this Warrant Certificate or such new Warrant Certificates, representing the right to purchase the number of Warrant Shares which may be purchased hereunder. Subject to compliance with paragraph 2 and the provisions of the Debenture Purchase Agreement, this Warrant and all rights hereunder (including without limitation all registration rights) are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant Certificate shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name of the transferee, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company. All expenses, taxes (other than stock transfer taxes, which shall be the obligation of the Warrant holder) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 6 shall be paid by the Company.

      7. No Rights as Stockholder; Survival of Rights. Neither this Warrant Certificate nor the Warrant represented hereby shall entitle the holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the holder of these Warrants and of any holder of Warrant Shares issued upon exercise of these Warrants shall survive the exercise of these Warrants.

      8. Governing Law; Amendments and Waivers; Headings. The validity, interpretation and performance of this Warrant Certificate and each of its terms and provisions shall be governed by the laws of the State of Connecticut. No provision of this Warrant Certificate may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant Certificate are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant holders shall be delivered at, or sent by certified or registered mail to each Warrant holder at, the address shown or to such other address as shall have been furnished to the Company by such Warrant holder.
Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 Attention: President, or such other address as shall have been furnished to the Warrant holders by the Company.

      IN WITNESS WHEREOF, Memry Corporation has caused this Warrant Certificate to be signed by its duly authorized officer under its corporate seal, duly attested by its authorized officer, and to be dated as of June 28, 1996.

                                    MEMRY CORPORATION

                                    By:/s/ James Binch
                                       ----------------------------------------
                                       Title: Chm, President & CEO

[Corporate Seal]

ATTEST:

/s/ Wendy A. Gavaghan
----------------------------------
      Secretary

                               NOTICE OF ELECTION

                              TO: MEMRY CORPORATION

      The undersigned, the registered holder of Warrant Cert. No. 94-4A, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, ____________________ shares of Common Stock of Memry Corporation and herewith makes payment of U.S.____________ therefor, and requests that the certificate for the Common Stock, which will be issued in the following name, be delivered to the attention of the undersigned at the following address:

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------


Date:______________________

                                         Name:______________________________

                                         By:________________________________

                                         Title:_____________________________